LIMITED CONSENT
                                 ---------------

               THIS LIMITED CONSENT, dated as of December 17, 2003 (this "Consent"), to the Senior Secured, Super-Priority Debtor-in-Possession Credit
 -------
Agreement, dated as of October 4, 2002 (including all annexes, exhibits and schedules thereto, and as amended, supplemented or otherwise modified from time to time, the "DIP Credit Agreement"), by and among Agway, Inc. and Country Best
              --------------------
Adams,  LLC  (collectively,  the  "Sellers")  and the  other  Borrowers  thereto
                                   -------
(collectively, the "Borrowers"), the other credit parties signatory thereto (the
                    ---------
"Credit  Parties"),  the  lenders  signatory  thereto  from  time to  time  (the
 ---------------
"Lenders"), and GENERAL ELECTRIC CAPITAL CORPORATION,  as Agent ("Agent") and as
 -------                                                          -----
a Lender.

                               W I T N E S S E T H
                               - - - - - - - - - -

               WHEREAS, pursuant to the DIP Credit Agreement, Agent and Lenders extended loans and other financial accommodations to Borrowers on the terms and conditions therein; and

               WHEREAS, Lenders and Agent have agreed to consent to the sale of certain assets of the Sellers in the manner, and on the terms and conditions, provided for herein.

               NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1.  Definitions.  Capitalized  terms not otherwise defined herein
                   -----------
shall have the meanings  ascribed to them in the DIP Credit Agreement or Annex A
                                                                         -------
thereto.

               2.  Consent.  As of the Consent  Effective  Date (as  hereinafter
                   -------
defined), Lenders and Agent hereby consent to the sale by the Sellers of the "Purchased Assets" (as defined in that certain Asset Purchase Agreement among Sellers and AMPCO Distribution Services, LLC, as Purchaser, dated as of November
                                                 ---------
7,  2003,  a copy of  which is  attached  hereto  as  Exhibit  A (the  "Purchase
                                                      ----------        --------
Agreement")), provided that any net cash proceeds from such sale paid to Sellers
---------     --------
shall be applied pursuant to Section 1.3(b)(ii) of the DIP Credit Agreement.
                             ------------------

               3. Representations and Warranties. To induce Lenders and Agent to
                  ------------------------------
enter into this Consent, the Credit Parties hereby, jointly and severally, represent and warrant that:

               (a) The execution, delivery and performance by the Credit Parties of this Consent (i) are within the Credit Parties respective corporate powers,
(ii) has been duly authorized by all necessary corporate and shareholder action,
(iii) is not in contravention of any provision of any Credit Party's charter or bylaws or equivalent organizational documents, (iv) does not violate any law or regulation, or any order or decree of any court or Governmental Authority, (v) does not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party is a party or by which any Credit Party or any of its property is bound; and (vi) does not require the consent or approval of any Governmental Authority or any other Person.

               (b) This Consent has been duly executed and delivered by or on behalf of the Credit Parties.

               (c)  This  Consent   constitutes  a  legal,   valid  and  binding
obligation of the Credit Parties, enforceable against each of them in accordance with its terms.

               (d) No Default has occurred and is continuing after giving effect to this Consent.

               (e) No action, claim or proceeding is now pending or, to the knowledge of the Credit Parties, threatened against the Credit Parties, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges the Credit Parties' right, power, or competence to enter into this Consent or, to the extent applicable, perform any of their obligations under this Consent, the DIP Credit Agreement or any other Loan Document, or the validity or enforceability of this Consent, the DIP Credit Agreement or any other Loan Document or an action taken under this Consent, the DIP Credit Agreement or any other Loan Document or, except for items on Disclosure Schedule
                                                             -------------------
(3.13)  or  notifications  sent to  Agent  since  the  Closing  Date,  which  if
------
determined  adversely,  is  reasonably  likely to have or  result in a  Material
Adverse Effect after giving effect to this Consent. Except for items on Disclosure Schedule (3.13) or notifications sent to Agent since the Closing
----------------------------
Date, to the knowledge of the Credit Parties, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

               (f) The representations and warranties of the Credit Parties contained in the DIP Credit Agreement and each other Loan Document shall be true and correct on and as of the Consent Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

               4.  No  Other  Consents/Waivers.  Except  as  expressly  provided
                   ---------------------------
herein, (i) the DIP Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms and (ii) this Consent shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the Lenders or Agent may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

               5. Outstanding Indebtedness; Waiver of Claims. Each of the Credit
                  ------------------------------------------
Parties hereby acknowledges and agrees that as of December 15, 2003, the aggregate outstanding principal amount of the Revolving Loan is $35,337,896.50 and that such principal amount is payable pursuant to the DIP Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind.

               6.  Expenses.   Borrowers  hereby  reconfirm  their   obligations
                   --------
pursuant  to  Sections  1.9  and  11.3 of the DIP  Credit  Agreement  to pay and
              -------------       ----
reimburse Lenders and Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Consent and all other documents and instruments delivered in connection herewith.

               7.  Effectiveness.  This  Consent  shall  become  effective as of
                   -------------
December 17, 2003 (the "Consent  Effective Date") only upon satisfaction in full
                        -----------------------
in the judgment of Agent of each of the following conditions:

                    (a)  Consent.  Agent shall have  received  six (6)  original
                         -------
copies of this Consent duly executed and delivered by Agent, the Requisite Lenders, Sellers and the other Credit Parties.

                    (b) Payment of Expenses.  Borrowers shall have paid to Agent
                        -------------------
all costs, fees and expenses invoiced and owing in connection with this Consent and the other Loan Documents and due to Agent (including, without limitation, reasonable legal fees and expenses).

                    (c) Purchase Agreement. The Agent shall have received a true
                        ------------------
and complete copy of the Purchase Agreement, duly authorized and executed together with all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith.

                    (d) Representations and Warranties.  The representations and
                        ------------------------------
warranties of or on behalf of the Credit Parties in this Consent shall be true and correct on and as of the Consent Effective Date.

               8.  GOVERNING  LAW.  THIS  CONSENT  SHALL  BE  GOVERNED  BY,  AND
                   --------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               9.  Counterparts.  This  Consent  may be  executed by the parties
                   ------------
hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            (SIGNATURE PAGE FOLLOWS)

               IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered as of the day and year first above written.


               BORROWERS


               AGWAY, INC.
               FEED COMMODITIES INTERNATIONAL LLC
               BRUBAKER AGRONOMIC CONSULTING SERVICE LLC
               COUNTRY BEST-DEBERRY LLC
               AGWAY ENERGY PRODUCTS LLC
               AGWAY ENERGY SERVICES-PA, INC.
               AGWAY ENERGY SERVICES, INC.
               COUNTRY BEST ADAMS, LLC
               AGWAY GENERAL AGENCY, INC.


               By:   /s/ Karen J. Ohliger
                     --------------------------------------------

               Name:    Karen J. Ohliger
                     --------------------------------------------

               Title:   Treasurer
                     --------------------------------------------

                              LENDERS

                              COBANK, ACB


                              By:    /s/ Robert E. Satrom
                                    --------------------------------------------
                              Name:  Robert E. Satrom
                                    --------------------------------------------
                              Title: Sr Vice President Special Assets
                                    --------------------------------------------


                              COOPERATIEVE CENTRALE
                              RAIFFEISEN-BOERENLEENBANK
                              B.A., "Rabobank Nederland" New York
                              Branch


                              By:   /s/ Brett Delfino        Karen Boyer
                                    --------------------------------------------
                              Name:     Brett Delfino        Karen Boyer
                                    --------------------------------------------
                              Title:    Executive Director   Vice President
                                    --------------------------------------------

                              GMAC COMMERCIAL FINANCE, LLC
                              SUCCESSOR BY MERGER TO
                              GMAC BUSINESS CREDIT, LLC


                              By:   /s/ Kathryn Williams
                                    --------------------------------------------
                              Name:     Kathryn Williams
                                    --------------------------------------------
                              Title:    Senior Vice President
                                    --------------------------------------------


                             GENERAL ELECTRIC CAPITAL
                             CORPORATION, as Agent and Lender


                             By:    /s/ Pieter H. Smit
                                    --------------------------------------------
                             Name:      Pieter H. Smit
                                    --------------------------------------------
                             Title:   Its Duty Authorized Signatory